Prospectus Supplement	248457	10/07
Dated October 31, 2007

PUTNAM VT NEW OPPORTUNITIES FUND Prospectus dated April 30, 2007

The section Who oversees and manages the funds? is supplemented to reflect that the members of the Mid Cap Growth and Small and Emerging Growth Teams primarily responsible for the day-to-day management of the fund’s portfolio are now Kevin Divney (Portfolio Leader), Raymond Haddad (Portfolio Leader), Gerald Moore (Portfolio Leader), Brian DeChristopher (Portfolio Member) and Richard Weed (Portfolio Member).

Positions held by Messrs. Divney, DeChristopher and Weed over the past five years are set forth in the prospectus.

Mr. Haddad joined the fund in October, 2007. Since 2000, he has been employed by Putnam Management, currently, as a Portfolio Manager and previously, as an Analyst.

Mr. Moore joined the fund in October, 2007. Since 1997, he has been employed by Putnam Management, currently, as a Senior Portfolio Manager and previously, as a Portfolio Manager.

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